FIRST AMENDMENT

TO

WARRANT AGREEMENT

This First Amendment (this “Amendment”) to that certain Warrant Agreement dated as of dated as of May 13, 2024, by and between Genasys Inc., a Delaware corporation, (the “Company”) and Issuer Direct Corporation as warrant agent (together with its successors and assigns, the “Warrant Agent”) (the “Warrant Agreement”) is entered into as of July 13, 2026, 2026 by and between the Company, the Warrant Agent and the undersigned Holders (as defined in the Warrant Agreement)

WHEREAS, pursuant to Section 8.5 of the Warrant Agreement, the Warrant Agreement may be amended, modified or waived pursuant to a written agreement signed by the Warrant Agent and the Company and consented to by the Super-Majority Holders;

WHEREAS, the undersigned Holders constitute the Super-Majority Holders; and

WHEREAS, Company, the Warrant Agent and the undersigned Holders desire to amend certain provisions of the Warrant Agreement, as set forth in greater detail and subject to the terms and conditions outlined in this Amendment.

NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, the parties hereby agree as follows:

1.
Capitalized Terms. Capitalized terms used in this Amendment without definition that are defined in the Warrant Agreement shall have the same meanings herein as therein.
2.
Amendment to Section 4.1. The first sentence of Section 4.1 of the Warrant Agreement is hereby amended and restated in its entirety as follows:

Each Warrant shall entitle the registered Holder thereof, subject to the provisions of this Agreement and applicable law, to purchase from the Company one share of Common Stock (subject to adjustment from time to time as provided in Article V hereof), at a price of $2.28 per share (subject to adjustment from time to time as provided in Article V, the “Exercise Price”).

3.
Amendment to Section 4.2. The first sentence of Section 4.2 of the Warrant Agreement is hereby amended and restated in its entirety as follows:

The Warrants may be exercised by the Holder thereof, in whole or in part (but not as to a fractional Warrant or a fractional share of Common Stock), at any time and from time to time after the Closing Date and prior to 5:00 P.M., New York time on May 13, 2030 (such period, the “Exercise Period”).

4.
Amendment to Section 8.2(b) of the Warrant Agreement is hereby amended and restated in its entirety as follows:

(b) If to the Company, to: Genasys Inc., 16262 West Bernardo Drive, San Diego, California 92127, Attention: Chief Financial Officer, Email: cmonteon@genasys.com.

5.
Miscellaneous.
(a)
Except as otherwise expressly set forth herein, nothing herein shall be deemed to constitute an amendment, modification or waiver of any of the provisions of the Warrant Agreement which shall remain in full force and effect as of the date hereof.
(b)
The provision of Article 8 (Miscellaneous) of the Warrant Agreement are incorporated herein by reference and shall apply to the terms and conditions of this Amendment and the parties hereto mutatis mutandis.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

GENASYS INC.
By: /s/ Richard Danforth Name: Richard S. Danforth Title: President and Chief Executive Officer

EQUINITI TRUST COMPANY, LLC, AS SUCCESSOR TO ISSUER DIRECT CORPORATION By: /s/ James Michael Name: James Michael Title: VP of Business Development

Signature Page to Warrant Agreement Amendment

HOLDERS: whitebox relative value partners, lp By: Whitebox Advisors LLC, its investment manager
By: /s/ Andrew Thau Name: Andrew M. Thau Title: Managing Director
WHITEBOX GT FUND, LP By: Whitebox Advisors LLC, its investment manager
By: /s/ Andrew Thau Name: Andrew M. Thau Title: Managing Director
WHITEBOX MUTLI-STRATEGY PARTNERS, LP By: Whitebox Advisors LLC, its investment manager
By: /s/ Andrew Thau Name: Andrew M. Thau Title: Managing Director
PANDORA SELECT PARTNERS, LP By: Whitebox Advisors LLC, its investment manager
By: /s/ Andrew Thau Name: Andrew M. Thau Title: Managing Director

Signature Page to Warrant Agreement Amendment